Exhibit 10.1

LEASE AGREEMENT

This LEASE AGREEMENT (this “Lease”), is made as of the 8th day of February, 2022 by and between Lemon City Group, LLC, a Florida limited liability company with a primary business address at 5972 NE 4th Avenue, Miami, Florida 33137 (“Landlord”); and Motorsport Games Inc., a Florida corporation, with a primary business address at 5972 NE 4th Avenue, Miami, Florida 33137 (“Tenant”).

WITNESSETH THAT, in consideration of the rents, covenants and agreements hereinafter set forth, Landlord and Tenant covenant, warrant and agree as follows:

ARTICLE I
DEMISE - TERM – RENT – SECURITY DEPOSIT

1.1 Premises. In consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of Tenant to be paid, kept and performed, Landlord hereby demises and leases commercial premises located at 350 NE 60th Street, Miami, Florida 33137 (the “Premises”) unto Tenant, and Tenant does hereby take and hire the Premises and all of Landlord’s right, title and interest in the Premises. The Premises are leased and shall be accepted in its “as is” physical condition and state of repair without representations, statements or warranties, express or implied and subject to all encumbrances, covenants, easements, restrictions, rights-of-way, and subject to the exceptions hereinafter contained, other matters of record and existing violations, if any, of record as of the date hereof, zoning or other laws, rules and orders applicable thereto, taxes, and other matters. In addition, Tenant has not relied on any representations, statements or warranties not contained in this Lease, and Landlord shall in no event whatsoever be liable for any latent or patent defects in the Premises except as otherwise set forth in this Lease.

1.2 Term. The term (the “Term”) of this Lease shall be five (5) years commencing on April 1, 2022 (the “Commencement Date”) and expiring on March 31, 2027, unless extended as hereinafter provided. Notwithstanding anything else in this Lease, the Landlord and Tenant shall each have the right to terminate the Lease with a 60-day written notice (the “Early Termination”) with no penalty. For purposes of this Section 1.2, email notice shall be sufficient.

1.3 Rent. Commencing on the Commencement Date and ending on the Expiration Date, Tenant covenants and agrees to pay to Landlord: (i) fixed rent (the “Basic Rent”) in the amount of $16,000.00 per month plus 6.5% sales tax per month, payable in advance on the first day of each month; and (ii) any and all sums of money or charges (other than Basic Rent) required to be paid by Tenant to Landlord under this Lease, including the reimbursement of any costs or expenses incurred by Landlord in connection with the ownership of the Premises, whether or not the sum be designated as additional rent, as and when due hereunder (the “Additional Rent”; the Basic Rent and Additional Rent are sometimes hereinafter collectively referred to as the “Rent”). Tenant covenants to pay, without notice or demand and without deduction or set-off for any reason whatsoever the Rent and all other sums which under any provision of this Lease may become due hereunder, from Tenant to Landlord at the times and in the manner provided herein. Landlord shall have the same rights and remedies for the non-payment of Additional Rent as in the case of the non-payment of Basic Rent. Basic Rent for the First Extension Term and the Second Extension Term shall be an amount to be negotiated prior to the start of each such term.

1.4 Payment of Rent. All Rent payable hereunder shall be paid in lawful money of the United States of America at the address indicated above or to such other person at such address as Landlord may from time to time specify in writing to Tenant. Concurrently with Tenant’s execution of this Lease, Tenant shall pay to Landlord an amount equal to two (2) monthly installments of Rent payable under this Lease wherein one installment shall be applied towards the payment of the first full calendar month of the Lease Term and second installment shall be applied towards the payment of the last calendar month of the Lease Term. If Tenant shall fail to make any payment of Rent payable hereunder within thirty (30) days after the due date thereof, Tenant shall pay Landlord a late charge of five (5%) percent of the amount of such payment.

1.5 Net Rent to Landlord. It is the purpose and intent of Landlord and Tenant that the Rent shall be absolutely net to Landlord, so that this Lease shall yield, net, to Landlord, during the Term, the Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set off whatsoever, and under no circumstances or conditions, all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises which exclusively arising during the Term (except as otherwise set forth herein) and the appurtenances thereto and the use and occupancy thereof exclusively during the Term, which may become payable by Tenant under this Lease and in all events which only arise exclusively during the Term (except as otherwise set forth herein), shall be paid by Tenant as Additional Rent. At the time of execution of this Lease, and subject to future modification by Landlord, such Additional Rent is calculated to be $5,679 per month. Landlord shall not be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder, except as herein otherwise expressly set forth. Subject to Landlord’s obligations as set forth elsewhere in this Lease, Tenant shall pay all costs, expenses and charges of every kind and nature relating to the operation of the Premises (“Operating Costs”), which exclusively arise during or after (but attributable to a period falling within) the Term, including all recorded or unrecorded agreements, easements, declarations, restrictions or other matters of record as of the Commencement Date, and, subject to Landlord’s obligations as set forth elsewhere in this Lease, Tenant hereby agrees to indemnify Landlord against, and hold Landlord harmless from and against such Operating Costs.

1.6 Security Deposit. Simultaneously with Tenant’s execution of this Lease, Tenant shall deposit with Landlord the first month’s rent, last month’s rent and a security deposit in the amount of $16,000.00 (the “Security Deposit”) as security for the performance by Tenant of all of Tenant’s obligations, covenants, conditions and agreements under this Lease. Landlord shall not be required to maintain the Security Deposit in a separate account. If an Event of Default occurs under this Lease by Tenant, Landlord shall have the right, but not the obligation, to use, apply or retain all or any portion of the Security Deposit for the payment of: (i) Rent or any other sum as to which Tenant is in default; or (ii) the amount Landlord spends or may become obligated to spend, or to compensate Landlord for any losses incurred by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then within thirty (30) days after Landlord gives Tenant written notice, Tenant shall deposit with Landlord cash in an amount sufficient to restore the Security Deposit to the original amount. Tenant’s failure to do so shall constitute an Event of Default under this Lease. If Landlord transfers the Security Deposit to any purchaser or other transferee of Landlord’s interest in the Property, then Tenant shall look only to such purchaser or transferee for the return of the Security Deposit and Landlord shall be released from all liability to Tenant for the return of the Security Deposit.

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ARTICLE II

USE OF THE PREMISES

2.1 Permitted Use of the Premises. Subject to the provisions of Section 2.2 below Tenant covenants and agrees that at all times during the Term it will have the obligation to use, operate and occupy the Premises for any legal purpose and for no other purposes (collectively, the “Permitted Use”). Tenant further covenants and agrees that in the use of the Premises, Tenant shall comply with all requirements of any laws, ordinances, orders and regulations of any federal, state, county or other governmental authority (such compliance to include maintaining in full force and effect all licenses) to use the Premises for the Permitted Use.

2.2 Prohibited Uses. Tenant shall not use or occupy, nor permit or suffer the Premises or any part thereof to be used or occupied for any unlawful or illegal business, use or purpose, or for any business, use or purpose deemed disreputable or extra hazardous, or in such manner as to constitute a nuisance of any kind, or for any purpose or in any way in violation of any then applicable present or future legal requirement. Tenant shall promptly upon the discovery of any such unlawful, illegal, disreputable or extra hazardous use, misuse or violation take all necessary steps, legal and equitable, to compel the discontinuance thereof and to oust and remove any subtenant, occupant, licensee, concessionaire, or other person causing such unlawful, illegal, disreputable or extra hazardous use, misuse or violation.

2.3 Common Areas. Landlord hereby grants to Tenant a non-exclusive easement for pedestrian and vehicular ingress, egress, access and parking for the benefit, use and operation of the Premises by invitees and occupants thereof, in, over, on, across and through all areas on the Land and other adjacent properties owned or leased by Landlord intended for pedestrian and/or vehicular ingress and egress from time to time, including, without limitation, all roads, driveways, parking areas, sidewalks, pedestrian walkways, skywalks, stairs, stairwells, entrances, exits, elevators, and other public areas. All easements granted pursuant to this Section shall be subject to reasonable rules imposed from time to time by Landlord which rules (a) shall not unreasonably interfere with the use or operation of the Premises and (b) shall not cause the Premises to be in violation of any laws in any material respect.

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ARTICLE III
PAYMENT OF TAXES, ASSESSMENTS AND OTHER CHARGES

3.1 Taxes. For purposes hereof, “Taxes” shall mean all taxes, assessments and all other charges, taxes, levies and sums of every kind or nature whatsoever, general and special, extraordinary as well as ordinary, whether or not now within the contemplation of the parties, as shall or may during or in respect of the term be assessed, levied, charged or imposed upon or become a lien on the Premises, or any part thereof, or anything appurtenant thereto, or the sidewalks, streets. If, at any time during the Term, the methods of taxation prevailing at the commencement of the Term shall be altered so that, in lieu of or as a substitution in whole or in part for the taxes, assessments, levies, impositions or charges now or hereafter levied, assessed or imposed on real estate and the improvements thereon, shall be levied, assessed or imposed any tax or other charge on or in respect of the Premises or the rents, income or gross receipts of Landlord therefrom (including any county, town, municipal, state or federal levy), then such taxes or charges shall be deemed Taxes, and Tenant shall pay and discharge the same as herein provided in respect of the payment of Taxes. Reasonable fees and expenses, if any, incurred by Landlord in obtaining any reduction of the Taxes shall also be considered Taxes for the purpose of this Section, however, Landlord shall have no obligation to attempt to obtain any such reduction. Any refund for Taxes for any period during the Term shall be paid by Landlord to Tenant upon receipt by Landlord. Landlord agrees that Tenant shall have the right, but not the obligation, to institute, at Tenant’s cost and expense, Tax refund or Tax reduction proceedings and Landlord agrees to fully cooperate with Tenant in connection with the same at no cost to Landlord.

ARTICLE IV
UTILITIES

4.1 Tenant to Pay All Utilities. Tenant shall obtain and pay for all electric current, water, heating oil, gas or other fuel supplied to, used in connection with or servicing the Premises and all mechanical systems therein, including without limitation the heating, air conditioning and lighting equipment and systems. If any utility services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord, of all charges jointly metered. Landlord shall not be held liable for any of the following, except to the extent caused by Landlord’s negligence and/or willful misconduct: (i) any failure of water supply, electric current or any services by any utility; (ii) injury to person (including death) or damage to property resulting from steam, gas, electricity, water, rain or snow which may flow or leak from any part of the Premises or from any pipes, appliances, plumbing works from the street or subsurface or from any other place; (iii) temporary interference with lights or other easements; and (iv) maintenance or repair work conducted by or for Landlord.

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ARTICLE V

INSURANCE

5.1 Tenant to Maintain Hazard Insurance. Tenant shall, at Tenant’s sole cost and expense, keep the Premises insured for its benefit in an amount which it shall determine necessary against all risks of physical loss or damage. Landlord shall not be liable for any damage or damages of any nature whatsoever to persons or property caused by explosion, fire, theft or breakage, vandalism, falling plaster, by sprinkler, drainage or plumbing systems, or air conditioning equipment, by the interruption of any public utility or service, by steam, gas, electricity, water, rain or other substances leaking, issuing or flowing into any part of the Premises, by natural occurrence, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, or by anything done or omitted to be done by any tenant, occupant or person in the Premises, it being agreed that Tenant shall be responsible for obtaining appropriate insurance to protect its interests.

5.2 Tenant to Maintain Liability Insurance. Tenant, at Tenant’s sole cost and expense, shall maintain for the mutual benefit of Landlord and Tenant, comprehensive general liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises and on, in or about the adjoining streets and passageways with such limits as Tenant may require from time to time.

ARTICLE VI

RIGHT TO PERFORM COVENANTS

6.1 Landlord’s Right to Perform Tenant’s Obligations. If Tenant shall at any time fail to make any payment or perform any other act on its part to be made or performed under this Lease, Landlord may, but shall not be obligated to, and without notice or demand in the case of an emergency but otherwise upon not less than ten (10) days’ notice to Tenant, and without waiving or releasing Tenant from any obligation of Tenant under this Lease, make such payment or perform such other act to the extent Landlord may deem necessary, and in connection therewith pay expenses and employ counsel. All reasonable sums so paid by Landlord and all reasonable expenses in connection therewith shall be deemed Additional Rent hereunder and be payable from Tenant to Landlord within thirty (30) days after demand therefore.

ARTICLE VII

REPAIRS AND MAINTENANCE OF PREMISES
SURRENDER OF PREMISES

7.1 Landlord to Repair and Maintain the Premises. Landlord covenants, at Landlord’s sole cost and expense, to take good care of the Premises, to keep the same in good working order and repair and to make promptly all necessary repairs thereto, interior and exterior, structural and nonstructural, ordinary as well as extraordinary, foreseen as well as unforeseen, as and when Landlord shall determine (in all cases, excluding normal wear and tear).

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7.2 Surrender of Premises. Tenant shall peaceably and quietly leave, surrender and deliver the Premises to Landlord, together with: (i) all Alterations; and (ii) all fixtures and articles of personal property of any kind or nature which Tenant may have installed or affixed on, in, or to the Premises, reasonable use, wear and tear, and damage by fire or other casualty, excepted, and free of occupants and subtenants. All property not so removed shall be deemed abandoned and may either be retained by Landlord as its property or disposed of, without accountability, at Tenant’s sole cost, expense and risk, in such manner as Landlord may see fit.

7.3 No Holdover. If the Premises are not surrendered in accordance with the provisions of this Section upon the expiration of this Lease, as the Term may be extended pursuant to this Lease, Landlord shall have all rights given at law or in equity, in the case of holdovers, to remove Tenant and anyone claiming through or under Tenant. Tenant’s obligations under this Section shall survive the expiration or termination of this Lease. In the event that Tenant fails to vacate the Premises at the expiration of this Lease, Tenant shall be obligated to pay Landlord damages in an amount equal to twice the fair market rental value for the Premises at the time of such holdover plus twice the Additional Rent provided for on the day preceding the expiration date for such period of time that Tenant holds over on a per diem basis.

ARTICLE VIII
COMPLIANCE WITH LAW

8.1 Tenant to Comply with Laws. Tenant shall comply, in all material respects, with all laws, statutes, rules, regulations, ordinances, codes, judgments, decrees, orders, environmental laws and other promulgations or pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision, arising and enforced after the Commencement Date against or applicable to, the Premises or relating to use or occupancy thereof by Tenant or to the making by Tenant of repairs, changes, alterations or improvements, ordinary or extraordinary, structural or otherwise, seen or unforeseen, including but not limited to the performance of any duty imposed upon Landlord or Tenant in respect of the sidewalks, parking areas, curbs, streets or vaults adjacent to the Premises. Tenant shall pay all costs, expenses, claims, fines, penalties and damages that are imposed against Landlord (and not the Premises) because of the failure to comply with this Article and shall indemnify and hold harmless Landlord from and against any of the same. Landlord and Tenant shall each promptly give notice to the other of any notice of violation received by them.

ARTICLE IX
SIGNAGE

9.1 Signage. Tenant shall be permitted to erect or post any signs of any kind on the Premises provided that the same comply with all applicable legal requirements. The parties agree that in the event that either party receives a non-appealable order from any governmental or accreditation agency to add, remove or change any signage, the signage shall be changed to comply with such order.

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ARTICLE X
CHANGES AND ALTERATIONS BY TENANT

10.1 Alterations. Tenant shall have the right to make any improvements, modifications, additions, alterations or changes to the Premises or any part thereof (collectively, “Alterations”) of any nature with Landlord’s prior written consent in each instance, provided that no Alteration shall at any time be made which would result in the creation of a zoning non-compliance or non-conformance. Tenant shall not create or permit any mechanics’ liens to be filed against the Premises by reason of work, labor, services or materials supplied or claimed to have been supplied to Tenant or anyone holding the Premises or any part thereof through or under Tenant.

10.2 Indemnification. Tenant shall indemnify and hold Landlord harmless from and against any actual and direct losses suffered by Landlord from violations of law, mechanics lien or other lien, claim for personal injury, property damage or wrongful death arising out of any Alteration of the Premises performed by or on behalf of Tenant; provided, however, that such indemnification shall only be for such losses suffered by Landlord directly and exclusively and not for any losses which are collectible out of or against the Premises or Landlord’s interests in the Premises. This indemnification shall expressly survive the expiration or sooner termination of the Lease.

ARTICLE XI
DAMAGE OR DESTRUCTION

11.1 Substantial Damage. If the Premises should be totally destroyed by any peril covered by the insurance for the Premises or if the Premises should be so damaged thereby that rebuilding or repairs cannot in Tenant’s reasonable estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall terminate, and the Rent shall be abated during the unexpired portion of this Lease, effective upon the date of the occurrence of such damage.

11.2 Minor Damage. If the Premises should be damaged by any peril covered by the insurance for the Premises, but only to such extent that rebuilding or repairs can in Tenant’s reasonable estimation be completed within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of such damage, this Lease shall not terminate, and Tenant shall at its sole cost and expense (but only to the extent insurance proceeds are available) thereupon proceed with reasonable diligence to rebuild and repair the Premises to substantially the condition in which the Premises existed prior to such damage. If the Premises are untenantable in whole or in part following such damage, the Rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

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ARTICLE XII
CONDEMNATION

12.1 Complete Taking. If the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose for which it is being used, this Lease shall terminate, and the Rent payable hereunder shall be abated during the unexpired portion of the Term, effective when the physical taking of the Premises shall occur.

12.2 Partial Taking. If part of the Premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in Section 12.1 above, this Lease shall not terminate, but the Rent payable hereunder during the unexpired portion of the Term shall be reduced to such extent as may be fair and reasonable under all of the circumstances

12.3 Proceeds. In the event of any such taking or private purchase in lieu thereof, Landlord shall be entitled to the proceeds arising out of any such acquisition of the Premises, or portion thereof, under the power of eminent domain; provided, however, that nothing herein contained shall be construed so as to prevent Tenant from making a claim for a separate award for any relocation expense, or for such losses as it may sustain in connection with any items belonging to Tenant and not a part of the Premises, but Tenant shall in no event be entitled to compensation for the loss of its leasehold interest in the Premises.

12.4 Notice of Proceeding. Landlord and Tenant each covenant and agree that promptly after receipt by either party of notice from the condemning authority of the pendency of any such condemnation, such party shall deliver to the other party a copy of such notice.

ARTICLE XIII
LANDLORD’S RIGHT TO ENTER PREMISES

13.1 Access to the Premises. Landlord agrees that it shall have no right to enter the Premises without the permission of Tenant which may be given or withheld in Tenant’s sole and absolute discretion. Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant, except and only to the extent that such liability, inconvenience, annoyance, disturbance, loss of business or other damage arises solely as a result of Landlord’s or its agent’s or contractor’s negligent acts or omissions or willful misconduct.

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ARTICLE XIV
ASSIGNING AND SUBLETTING

14.1 Assignment or Subletting. Neither Tenant nor any sublessee or assignee of Tenant, directly or indirectly, voluntarily or by operation of law, shall sell, assign, encumber, mortgage, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant’s leasehold estate hereunder (each such act is referred to as an “Assignment”), or sublet the Premises or any portion thereof or permit the Premises to be occupied by anyone other than Tenant (each such act is referred to as a “Sublease”), without Landlord’s prior written consent in each instance, which consent will not be unreasonably withheld. Any Assignment or Sublease that is not in compliance with this Article XIV shall be void. However, acceptance of Rent by Landlord from a proposed assignee, sublessee or occupant of the Premises shall constitute consent to such Assignment or Sublease by Landlord.

14.2 Requests for Assignment or Subletting. Any request by Tenant for Landlord’s consent to a specific Assignment or Sublease shall include: (i) the name of the proposed assignee, sublessee or occupant; (ii) the nature of the proposed assignee’s sublessee’s or occupant’s business to be carried on in the Premises; (iii) a copy of the proposed Assignment or Sublease; and such other information as Landlord may reasonably request concerning the proposed assignee, sublessee or occupant or its business. Landlord shall respond in writing, stating the reasons for any disapproval, within ten (10) days after receipt of all information reasonably necessary to evaluate the proposed Assignment or Sublease.

14.3 Tenant Obligations. No consent by Landlord to any Assignment or Sublease by Tenant, and no specification in this Lease of a right of Tenant to make any Assignment or Sublease, shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after: (i) the Assignment or Sublease; or (ii) any extension of the Term (pursuant to exercise of an option granted in this Lease). The consent by Landlord to any Assignment or Sublease shall not relieve Tenant or any successor of Tenant from the obligation to obtain Landlord’s express written consent to any other Assignment or Sublease. No Assignment or Sublease shall be valid or effective unless the assignee or sublessee or Tenant shall deliver to Landlord a fully executed counterpart of the Assignment or Sublease and an instrument that contains a covenant of assumption by the assignee or agreement of the sublessee, reasonably satisfactory in substance and form to Landlord.

14.4 Assignment and Subletting to Affiliates and Subsidiaries. Notwithstanding the foregoing, provided that: (i) Tenant is not in default under this Lease; and (ii) no such transaction is undertaken with the intent of circumventing Tenant’s liability under this Lease, Tenant may assign this Lease to any affiliate or subsidiary of Tenant or in connection with a merger or other consolidation of Tenant and may sublease all or some portion of the Premises to an affiliate or subsidiary of Tenant without Landlord’s consent provided: (A) Tenant shall remain liable hereunder; (B) Tenant provides reasonable prior written notice to Landlord of such Assignment or Sublease; (C) after such transaction is effected, the tangible net worth (excluding goodwill) of the new tenant under this Lease is equal to or greater than the tangible net worth of Tenant as of the date of this Lease; and (D) Landlord shall have received an executed copy of all documentation effecting such transfer on or before its effective date.

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ARTICLE XV
INDEMNIFICATION OF LANDLORD

15.1 Tenant to Indemnify Landlord. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all claims, losses, costs, liabilities, damages and expenses including, without limitation, penalties, fines and reasonable attorneys’ fees, to the extent incurred in connection with or arising from the use or occupancy or manner of use or occupancy of the Premises or any injury or damage caused by Tenant, its agents, employees, representatives or contractors, or any person occupying the Premises through Tenant; (ii) the presence of hazardous substances introduced in, on, under or about the Premises as a result of the actions of Tenant or its agents, employees, representatives or contractors; or (iii) a default by Tenant under this Lease.

15.2 Tenant to Defend Landlord. Landlord shall indemnify, defend and hold Tenant harmless from and against any and all claims, losses, costs, liabilities, damages and expenses including, without limitation, penalties, fines and reasonable attorneys’ fees, to the extent incurred in connection with or arising from: (i) any injury or damage caused by any negligent or willful acts of Landlord; (ii) the presence of hazardous substances introduced in, on, under or about the Premises as a result of the actions of Landlord or its agents, employees, representatives or contractors; or (iii) a default by Landlord under this Lease.

15.3 Survival. The obligations under this Section shall survive the expiration or termination of this Lease.

ARTICLE XVI
CONDITIONAL LIMITATIONS - DEFAULT PROVISIONS

16.1 Events of Default Tenant’s Default. Each of the following events shall be an “Event of Default” hereunder:

(a) Tenant’s failure to pay when due any installment of Rent and such failure continues for a period of ten (10) days after the due date.

(b) Tenant’s failure to perform or observe any other covenant, condition or other obligation of Tenant and such failure continues for a period of five (5) days after Landlord gives Tenant written notice thereof. Notwithstanding the foregoing, if a cure cannot be effected within the 30-day period and Tenant begins the cure and is pursuing such cure in good faith and with diligence and continuity during the 30-day period, then Tenant shall have such additional time as is reasonably necessary to effect such cure.

(c) The Premises become vacant and abandoned for greater than seven (7) days.

(d) At Landlord’s option, the occurrence of any of the following:

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(1) the appointment of a receiver to take possession of all or substantially all of the assets of Tenant or the Premises;

(2) an assignment by Tenant for the benefit of creditors;

(3) the filing of any voluntary petition in bankruptcy by Tenant, or the filing of any involuntary petition by Tenant’s creditors;

(4) the attachment, execution or other judicial seizure of all or substantially all of Tenant’s assets or the Premises;

(5) the admission of Tenant in writing of its inability to pay its debts as they become due; and

(6) the filing by Tenant of any answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any proceeding seeking reorganization, arrangement, composition, readjustment, liquidation or dissolution of Tenant or similar relief.

16.2 Landlord’s Remedies. Upon the occurrence of an Event of Default by Tenant that is not cured by Tenant within the applicable grace periods specified in Section 16.1 above, Landlord shall have all of the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity:

(a) The right to terminate Tenant’s right to possession of the Premises and to recover: (i) all Rent which shall have accrued and remains unpaid through the date of termination; plus (ii) the amount necessary to compensate Landlord for all the damages caused by Tenant’s failure to perform its obligations under this Lease (including, without limitation, reasonable attorneys’ and accountants’ fees, costs of alterations of the Premises, interest costs and brokers’ fees incurred upon any reletting of the Premises).

(b) The right to continue the Lease in effect after Tenant’s breach and recover Rent as it becomes due. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord’s initiative to protect its interest under this Lease shall not of themselves constitute a termination of Tenant’s right to possession.

(c) The right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable law.

16.3 Waivers on Default. Landlord and Tenant hereby waive and agree to waive trial by jury in any action, proceeding or counterclaim brought by either party against the other on any matters arising out of or in connection with this Lease, the relationship of Landlord and Tenant thereunder, the Premises, or Tenant’s use or occupancy thereof.

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ARTICLE XVII
QUIET ENJOYMENT

17.1 Quiet Enjoyment. So long as this Lease is in full force and effect, Landlord represents, warrants and covenants and agrees that Tenant shall lawfully and quietly hold, occupy and enjoy the Premises during the Term of this Lease without hindrance or molestation of Landlord or any person or persons claiming through or under Landlord.

ARTICLE XVIII
MISCELLANEOUS PROVISIONS

18.1 No Recourse. Tenant shall look only to Landlord’s interest in the Premises for the satisfaction of Tenant’s remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or liability by Landlord hereunder, and no other property or assets of Landlord or of any officer, employee, director, shareholder, partner or principal of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant’s use or occupancy of the Premises. Landlord shall have no personal liability beyond its interest therein and no other property or assets of Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant’s remedies.

18.2 Delivery of Estoppel Certificates. Tenant and Landlord agree that at any time and from time to time upon not less than fifteen (15) days’ prior request by the other, Tenant or Landlord, as the case may be, will execute, acknowledge and deliver to the other as required by any Mortgage, law, ordinance, order, regulation or requirement of any Federal, state or municipal governmental agency and otherwise a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications); (ii) the dates to which Basic Rent has been paid; and (iii) that, so far as the person making the certificate knows, the other party is not in default under any provisions of this Lease, nor does there exist any condition or state of facts which, with the passage of time or giving of notice or both, would constitute such a default (or, if such person knows of any such default, the nature of same). It is intended that any such statement may be relied upon by any person proposing to acquire Landlord’s or Tenant’s interest in this Lease (or sublet from Tenant) or any prospective mortgagee of, or assignee of any mortgage upon such interest.

18.3 Invalidity of Particular Provision. If any covenant, agreement or condition of this Lease or the application thereof to any persons, firm or corporation or to any circumstance, shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such covenant, agreement or condition to persons, firms or corporations or to circumstances other than those as to which it is invalid or unenforceable, shall be valid and enforceable to the fullest extent permitted by law.

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18.4 Notices. All notices, demands and requests which may or are required to be given hereunder shall be in writing and shall be deemed given two (2) days after the date on which same are sent by United States Registered or Certified Mail Return Receipt Requested, postage pre-paid, the day after the date on which same are sent by Federal Express or other overnight carrier, or on the day delivered if delivered by hand: (i) if to Tenant, addressed to Tenant at the address first above written (or at such other place and to such other addressee as Tenant may from time to time designate by notice, sent to similar fashion, to Landlord); or (ii) if to Landlord, addressed to Landlord at the address first above written (or at such other place and to such other addressee as Landlord may from time to time designate by notice, sent in similar fashion to Tenant).

18.5 No Waiver. No failure by either party to insist upon the strict performance of any of the terms of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any of the terms of this Lease. None of the terms of this Lease to be kept, observed or performed by a party, and no breach thereof shall be waived, altered or modified except by a written instrument executed by the other party. No waiver of any breach shall effect or alter this Lease, but each of the terms of this Lease shall continue in full force and effect with respect to any other then existing or subsequent breach thereof.

18.6 Injunctive Relief. In the event of any breach by a party of any of the terms contained in this Lease, the other party shall be entitled to enjoin such breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise. Notwithstanding the foregoing or anything to the contrary, Landlord’s rights and remedies shall be limited to those expressly set forth in this Lease.

18.7 Cumulative Remedies. Except as otherwise set forth in this Lease and subject to the foregoing limitation on the Landlord’s rights and remedies, each right or remedy of a party provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or the beginning of the exercise by a party of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by such party of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or other law.

18.8 No Oral Modifications. This Lease cannot be changed orally, but only by agreement in writing signed by the party against whom or against whose successors and assigns enforcement of the change is sought.

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18.9 Captions Not Controlling. The captions in this Lease and the table of contents preceding this Lease are for convenience and reference only and in no way define, limit, describe or enhance the scope or intent of this Lease nor in any way affect this Lease.

18.10 Jurisdiction. The parties further agree that any action or proceeding in respect to any matters arising out of or in any way relating to this Lease shall be brought only in the State of Florida, County of Miami-Dade. The parties hereby (a) irrevocably consent and submit to the jurisdiction of any Federal, state, county or municipal court sitting in the State of Florida, County of Miami-Dade in respect to any action or proceeding brought therein concerning any matters arising out of or in any way relating to this Lease; (b) irrevocably waive all objections as to venue and any and all rights they may have to seek a change of venue with respect to any such action or proceedings; (c) agree that the laws of the State of Florida shall govern in any such action or proceeding and waive any defense to any action or proceeding granted by the laws of any other country or jurisdiction unless such defense is also allowed by the laws of the State of Florida; and (d) agree that any final judgment rendered against them in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

18.11 Broker. Tenant represents that in connection with this Lease it has not dealt with any broker, nor has Tenant had any correspondence or other communication in connection with this Lease with any other person who is a broker. Tenant hereby indemnifies Landlord and agrees to hold Landlord harmless from any and all loss, cost, liability, claim, damage, or expense (including court costs and attorneys’ fees) arising out of any inaccuracy of the above representation. Landlord represents that in connection with this Lease it has not dealt with any broker, nor has Landlord had any correspondence or other communication in connection with this Lease with any other person who is a broker. Landlord hereby indemnifies Tenant and agrees to hold Tenant harmless from any and all loss, cost, liability, claim, damage, or expense (including court costs and attorneys’ fees) arising out of any inaccuracy of the above representation.

18.12 Successors and Assigns. The parties hereto agree that the covenants and agreements herein contained shall be binding on and shall inure to the benefit of Landlord, its successors and assigns, and Tenant, its successors and permitted assigns. Except as expressly set forth herein, no person other than the parties hereto, shall have any rights or claims under this Lease.

18.13 No Partnership or Joint Venture. This Lease shall not be construed to create a partnership or joint venture between the parties, it being the intention of the parties only to create a landlord and tenant relationship.

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18.14 Tenant’s Authority. Tenant represents to Landlord as follows:

(a) Tenant has the power and authority to execute and deliver this Lease.

(b) The execution of this Lease will not violate or constitute a default on the part of Tenant under any agreement to which Tenant is a party or by which it is bound.

(c) The execution of this Lease by Tenant does not require the joinder or approval of any other Person.

18.15 No Merger. There shall be no merger of this Lease or the leasehold estate created hereby with the fee estate in the Premises or any part thereof by reason of the same person acquiring or holding, directly or indirectly, this Lease or the leasehold estate created hereby or any interest in this Lease or in such leasehold estate as well as the fee estate in the Premises unless otherwise agreed in a writing signed by Landlord and Tenant.

18.16 No Abatement. Except as may be otherwise expressly provided herein, there shall be no abatement, diminution or reduction of Rent payable by Tenant hereunder or of the other obligations of Tenant hereunder under any circumstances. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated pursuant to an express provision of this Lease.

18.17 No Liability. Landlord shall not in any event whatsoever be liable for any injury or damage to Tenant or to any other person happening on, in or about the Premises and its appurtenances, nor for any injury or damage to the Premises or to any property belonging to Tenant or any other person which may be caused by any fire or breakage, or by the use, misuse or abuse of the Premises which may arise from any other cause whatsoever, unless caused by the willful misconduct or negligence of Landlord, its officers, agents, employees or licensees.

[Signature page follows]

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IN WITNESS WHEREOF, this Lease has been executed by the Landlord and Tenant as of the date and year first above written.

LANDLORD:

LEMON CITY GROUP, LLC,
a Florida limited liability company

By:	/s/ Mike Zoi
Name:	Mike Zoi
Title:	Manager

TENANT:

MOTORSPORT GAMES INC.,
a Delaware corporation

By:	/s/ Dmitry Kozko
Name:	Dmitry Kozko
Title:	CEO

Signature Page